EXHIBIT 1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) of the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of a Statement on Schedule 13G (including any and all amendments thereto) with respect to the common stock, par value $0.01 per share, of US Foods Holding Corp. and further agree that this Joint Filing Agreement shall be included as an Exhibit to such joint filing. In evidence thereof, the undersigned, being duly authorized, hereby execute this Joint Filing Agreement as of February 10, 2017.

KKR 2006 FUND L.P.
By: KKR Associates 2006 L.P., its general partner
By: KKR 2006 GP LLC, its general partner

By:	/s/ Terence Gallagher
Name:	Terence Gallagher
Title:	Attorney-in-fact for William J. Janetschek, Chief Financial Officer

OPERF CO-INVESTMENT LLC
By: KKR Associates 2006 L.P., its manager
By: KKR 2006 GP LLC, its general partner

By:	/s/ Terence Gallagher
Name:	Terence Gallagher
Title:	Attorney-in-fact for William J. Janetschek, Chief Financial Officer

KKR ASSOCIATES 2006 L.P.
By: KKR 2006 GP LLC, its general partner

By:	/s/ Terence Gallagher
Name:	Terence Gallagher
Title:	Attorney-in-fact for William J. Janetschek, Chief Financial Officer

KKR 2006 GP LLC

By:	/s/ Terence Gallagher
Name:	Terence Gallagher
Title:	Attorney-in-fact for William J. Janetschek, Chief Financial Officer

KKR PEI FOOD INVESTMENTS L.P.
By: KKR PEI Food Investments GP LLC, its general partner

By:	/s/ Terence Gallagher
Name:	Terence Gallagher
Title:	Attorney-in-fact for William J. Janetschek, Chief Financial Officer

KKR PEI FOOD INVESTMENTS GP LLC

By:	/s/ Terence Gallagher
Name:	Terence Gallagher
Title:	Attorney-in-fact for William J. Janetschek, Chief Financial Officer

KKR PEI INVESTMENTS, L.P.
By: KKR PEI Associates, L.P., its general partner
By: KKR PEI GP Limited, its general partner

By:	/s/ Terence Gallagher
Name:	Terence Gallagher
Title:	Attorney-in-fact for William J. Janetschek, Director

KKR PEI ASSOCIATES, L.P.
By: KKR PEI GP Limited, its general partner

By:	/s/ Terence Gallagher
Name:	Terence Gallagher
Title:	Attorney-in-fact for William J. Janetschek, Director

KKR PEI GP LIMITED

By:	/s/ Terence Gallagher
Name:	Terence Gallagher
Title:	Attorney-in-fact for William J. Janetschek, Director

ASF WALTER CO-INVEST L.P.
By: ASF Walter Co-Invest GP Limited, its general partner

By:	/s/ Terence Gallagher
Name:	Terence Gallagher
Title:	Attorney-in-fact for William J. Janetschek, Director

ASF WALTER CO-INVEST GP LIMITED

By:	/s/ Terence Gallagher
Name:	Terence Gallagher
Title:	Attorney-in-fact for William J. Janetschek, Director

KKR PARTNERS III, L.P.
By: KKR III GP LLC, its general partner

By:	/s/ Terence Gallagher
Name:	Terence Gallagher
Title:	Attorney-in-fact for William J. Janetschek, Authorized Signatory

KKR III GP LLC

By:	/s/ Terence Gallagher
Name:	Terence Gallagher
Title:	Attorney-in-fact for William J. Janetschek, Authorized Signatory

KKR FUND HOLDINGS L.P.
By: KKR Group Holdings L.P., a general partner By: KKR Group Limited, its general partner

By:	/s/ Terence Gallagher
Name:	Terence Gallagher
Title:	Attorney-in-fact for William J. Janetschek, Director

KKR FUND HOLDINGS GP LIMITED

By:	/s/ Terence Gallagher
Name:	Terence Gallagher
Title:	Attorney-in-fact for William J. Janetschek, Director

KKR GROUP HOLDINGS L.P.
By: KKR Group Limited, its general partner

By:	/s/ Terence Gallagher
Name:	Terence Gallagher
Title:	Attorney-in-fact for William J. Janetschek, Director

KKR GROUP LIMITED

By:	/s/ Terence Gallagher
Name:	Terence Gallagher
Title:	Attorney-in-fact for William J. Janetschek, Director

KKR & CO. L.P.
By: KKR Management LLC, its general partner

By:	/s/ Terence Gallagher
Name:	Terence Gallagher
Title:	Attorney-in-fact for William J. Janetschek, Chief Financial Officer

KKR MANAGEMENT LLC

By:	/s/ Terence Gallagher
Name:	Terence Gallagher
Title:	Attorney-in-fact for William J. Janetschek, Chief Financial Officer

HENRY R. KRAVIS

By:	/s/ Terence Gallagher
Name:	Terence Gallagher
Title:	Attorney-in-fact

GEORGE R. ROBERTS

By:	/s/ Terence Gallagher
Name:	Terence Gallagher
Title:	Attorney-in-fact